Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent events
28	Subsequent events

Starting from January 2020, it was reported that a novel strain of coronavirus, later named COVID-19, spread worldwide. This outbreak has led to temporary closure of the Group’s offices in the PRC in February 2020 with a significant portion of the Group’s employees working from home. The offices have been later re-opened and the Group's business operates as usual under certain discretionary working arrangement.

This contagious disease outbreak, which continued to spread, and any related adverse public health developments, have adversely affected workforces, customers, economies, and financial markets globally, likely leading to an economic downturn. It has also disrupted the normal operations of many businesses. This outbreak could decrease corporate's spending on advertising services, adversely affect demand for the Group's Marketing Solutions and Enterprises Solutions services and harm the Group's business and results of operations. While the disruption is currently expected to be temporary, there is uncertainty around the duration of these disruptions or the possibility of other effects on the Group’s business. While the Group has not noted significant negative impact to its business, results of operations and financial condition during the six months ended June 30, 2020, the extent to which COVID-19 impacts the business and financial results of the Group in the longer term will depend on future developments, which are uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. The Group will continue to evaluate the impact on the results of operation, financial position and cash flows of the Group and react actively as the situation evolves.